UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2017

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Financing

On December 1, 2017, Northwest Biotherapeutics, Inc. (the “Company”) entered into Subscription Agreements (the “Subscription Agreements”) with certain investors. Pursuant to the Subscription Agreements, the Company agreed to issue to certain investors in a registered direct offering (the “Series A Offering”) an aggregate of 7,058,235 shares of the Company’s Series A Preferred Stock, par value $0.001 per share, at a purchase price of $1.70 per share, and two-year Class D-1 Common Stock Purchase Warrants (the “Class D-1 Warrants”) to purchase up to 70,582,351 shares of common stock at an exercise price of $0.22 per share.

Prior to this offering of Series A Preferred Stock, the Company had not issued any shares of preferred stock although 40 million such shares are authorized under the Company’s Articles of Incorporation (the “Articles”) in addition to the 450 million of shares of Common Stock authorized under the Articles.

The Series A Preferred Stock will be convertible into common stock, but only when common stock is available or after 6 months following issuance. When sufficient shares of common stock are available for issuance upon conversion, each share of Series A Preferred Stock will be convertible at the option of the holder, at any time, into a total of 10 shares of registered common stock, par value $0.001 per share, for a total of 70,582,350 shares of common stock (the equivalent of a conversion price of $0.17 per share of common stock). Shares of the Series A Preferred Stock will only receive dividends if the common stock receives dividends, and such dividends would be in the same amount, on an as-converted basis. In case of a liquidation event, if the Series A Preferred Stock is still outstanding at that time, each holder will, with respect to each Series A Preferred share owned by such holder, be entitled to a liquidation preference of either the amount paid for the Series A Preferred share or the amount that that the holder of such Series A Preferred share would have received if it had converted such share to common stock immediately prior to the liquidation event.

The Class D-1 Warrants are not currently exercisable and will become exercisable only when shares of common stock are available for issuance upon exercise.

In connection with the Series A Offering, the Company will enter into voting agreements with certain investors, in substantially the form filed as Exhibit 10.2 hereto and incorporated herein by reference.

The Series A Offering was made pursuant to the Company’s shelf registration statement on Form S-3, filed with the Securities and Exchange Commission (“SEC”) on September 23, 2016, which became effective on October 18, 2016 (File No. 333-213777), as supplemented by a prospectus supplement to be filed with the SEC.

The Company plans to use the net proceeds from the Series A Offering for general corporate purposes, which may include working capital, capital expenditures, research and development expenditures, regulatory affairs expenditures, clinical trial expenditures and acquisitions of new technologies and investments.

The foregoing is only a summary of the material terms of the documents related to the Series A Offering. The foregoing description of the Series A Preferred Stock is qualified in its entirety by reference to the full text of the Certificate of Designations of Series A Preferred Stock which is filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the Class D-1 Warrants is qualified in its entirety by reference to the Form of Class D-1 Common Stock Purchase Warrant which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the Form of Subscription Agreement which is filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

On December 4, 2017, the Company issued a press release announcing the Series A Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Concurrent with the closing of the Series A Offering, the Company also exchanged previously issued warrants for the purchase of 6,686,342 shares of our Common Stock, exercisable at $0.26 per share, for Class D-1 Warrants for the purchase of 11,792,482 shares of our common stock, exercisable at $0.22 per share, and 120,590 shares of Series A Preferred Stock. Such securities are being exchanged and issued to certain investors in consideration of approximately $2,000,000 in additional investments received by the Company in this offering

The new warrants and Series A Preferred Stock described in this Item 3.02 will be issued pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The discussion in Items 1.01 and 5.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designations of Series A Preferred Stock

The discussion in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03.

On December 1, 2017, the Company filed the Certificate of Designations of Series A Preferred Stock (the “Series A Certificate of Designations”) with the Secretary of State of the State of Delaware, setting forth the terms of the Series A Preferred Stock. The Series A Certificate of Designations, effective as of December 1, 2017, created out of the authorized and unissued shares of preferred stock of the Company, the Series A Preferred Stock, consisting of 15,000,000 shares, par value $0.001 per share and established the rights, preferences and privileges thereof. A copy of the Series A Certificate of Designations is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing does not purport to be a complete description of the Series A Certificate of Designations and is qualified in its entirety by reference to the full text of the Series A Certificate of Designations.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series A Preferred Stock.
10.1	Form of Class D-1 Common Stock Purchase Warrant.
10.2	Form of Voting Agreement.
10.3	Form of Subscription Agreement.
99.1	Press Release issued December 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: December 7, 2017	By: /s/ Linda Powers
Name: Linda Powers Title: Chief Executive Officer and Chairman